As Filed with the Securities and Exchange Commission on April 28, 1999

                                                           Registration No. 333-
===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------
                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                             ---------------------

                                EATON CORPORATION
               (Exact name of issuer as specified in its charter)

             Ohio                                         34-0196300
--------------------------------               --------------------------------
    (State of Incorporation)                   (IRS Employer Identification No.)

                       Eaton Center, Cleveland, Ohio 44114
                    (Address of principal executive offices)
                             ---------------------


                      EATON CORPORATION 401(k) SAVINGS PLAN

                              (Full Title of Plan)

                             ---------------------

                            E. R. Franklin, Secretary
                       Eaton Center, Cleveland, Ohio 44114
                     (Name and address of agent for service)

                     Telephone number, including area code,
                      of agent for service: (216) 523-4103

                             ---------------------


                                              CALCULATION OF REGISTRATION FEE
============================================================================================================
                                                     Proposed             Proposed
Title of                                             Maximum              Maximum
Securities                      Amount               Offering             Aggregate           Amount of
to be                           to be                Price                Offering           Registration
Registered                      Registered           Per Share            Price(1)                Fee
-------------------------------------------------------------------------------------------------------------
Common Shares
with a par value
of $.50 each                    100,000              N/A                $8,675,000             $2,411.65

Plan Participations(2)          Indeterminate        N/A                N/A                     N/A
============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

(2) Pursuant to Rule 416(c), this Registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan referenced above.

                            -----------------------

Pursuant to Instruction E to Form S-8, the information contained in registration Statement No. 333-28869 is hereby incorporated by reference into this Registration Statement, except as set forth below under Item 8.

Also pursuant to Instruction E, 19,036 Eaton Common Shares registered under Registration Statement on Form S-8 No. 333-35699 and the appropriate portion of the filing fee of $843.18 and 25,000 Eaton Common Shares registered under Registration Statement on Form S-8 No. 333-28867 and the appropriate portion of the filing fee of $852.00 are hereby transferred to this Registration Statement. In addition, Registration Statements Nos. 333-35699 and 333-28867 have been amended accordingly.

Item 8.  Exhibits

         See List of Exhibits at page 3.



                                   SIGNATURES


                  THE REGISTRANT -- Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 27th day of April, 1999.

                                         EATON CORPORATION


                                         By  /s/ G. L. Gherlein
                                           --------------------------------
                                            G. L. Gherlein
                                            Executive Vice President
                                            and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


          Name                                    Title                                    Date
          ----                                    -----                                    ----
          *                          Chairman and Chief Executive                        April 27, 1999
-----------------------              Officer; Principal Executive
   Stephen R. Hardis                 Officer; Director


          *                          President and Chief Operating
-----------------------              Officer; Director
   Alexander M. Cutler


          *                          Executive Vice President - Chief
-----------------------              Financial and Planning Officer;
   Adrian T. Dillon                  Principal Financial Officer

          *                          Vice President and Controller;
----------------------               Principal Accounting Officer
   Billie K. Rawot


          *                                 Director
----------------------
   Neil A. Armstrong

          *                                 Director
----------------------
   Ernie Green

          *                                 Director
----------------------
   Ned C. Lautenbach

          *                                 Director
----------------------
   John R. Miller

          *                                 Director
----------------------
   Furman C. Moseley

          *                                 Director
----------------------
   Victor A. Pelson

          *                                 Director
----------------------
   A. William Reynolds

          *                                 Director
----------------------
   Gary L. Tooker







*By   /s/ DAVID M. O'LOUGHLIN
   ---------------------------------------
     David M. O'Loughlin, Attorney-in-Fact
     for the Officers and Directors
     signing in the capacities indicated



PLAN SIGNATURE

     The Plan -- Pursuant to the requirements of the Securities Act of 1933, the Eaton Corporation 401(k) Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cleveland, Ohio on the 28th day of April, 1999.


                                     EATON CORPORATION 401(K) SAVINGS PLAN

                                     By: Eaton Corporation Pension
                                     Administration Committee


                                     By: /s/ S. J. COOK
                                         -------------------------------------
                                         Name: S. J. Cook
                                         Title: Vice President-Human Resources

                                  EXHIBIT INDEX

Exhibit
Number
--------

 4(a) Amended Articles of Incorporation of Eaton Corporation filed as Exhibit 3(i) to Form 8-K report dated May 19, 1994, File No. 1-1396, and incorporated herein by reference.

 4(b) Amended Regulations of Eaton Corporation filed as Exhibit (a)(3)3 to Form 10-K report for the year ended December 31, 1994, File No. 1-1396, and incorporated herein by reference.

 4(c) Amended and Restated Rights Agreement dated as of June 1, 1997 between Eaton Corporation and First Chicago trust Company of New York, as Rights Agent, filed as Exhibit 4(h) to Form S-3 filed on March 12, 1999 and incorporated herein by reference.

 5 Opinion of G. L. Gherlein, Executive Vice President and General Counsel, as to the validity of the Common Shares registered.

23(a)    Consent of Ernst & Young LLP.

23(b) Consent of G. L. Gherlein, Executive Vice President and General Counsel of Eaton Corporation, is contained in his opinion filed as Exhibit 5 to this Registration Statement.

24       Power of Attorney.